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                                                                    EXHIBIT 23.3

                CONSENT OF WOOD, PHILLIPS, KATZ, CLARK & MORTIMER

      As patent counsel for Encysive Pharmaceuticals Inc., we hereby consent to the reference to our firm under the heading "Experts" in the Prospectus, which is a part of this Registration Statement of Encysive Pharmaceuticals Inc. on Form S-3.

                                          /s/ Martin L. Katz
                                          --------------------------------------
                                          Martin L. Katz
                                          Wood, Phillips, Katz, Clark & Mortimer

Chicago, Illinois
June 4, 2004